Exhibit 10.3

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT, effective as of [ ], is made by and between Immunome, Inc. (the “Company”), a Delaware corporation, and [ ] (the “Employee”), an employee of the Company.

BACKGROUND:

The Company wishes to afford the Employee the opportunity to purchase shares of the Company’s common stock (the “Common Stock”). The Company has established Company’s Amended and Restated 2008 Equity Incentive Plan, as amended (the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement. The Board of Directors of the Company has determined that it would be in the best interest of the Company to grant the incentive stock option provided for herein to the Employee as an incentive for increased efforts during the Employee’s employment by the Company, subject to the execution and delivery of this Agreement.

TERMS:

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1
DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meanings specified below unless the context clearly indicates to the contrary:

“Act” shall mean the Securities Act of 1933, as amended.

“Cause” shall have the meaning set forth in Section 5(f)(v)(D) of the Plan.

“Change of Control” shall have the meaning set forth in Section 10(a) of the Plan.

“Code” shall mean the Internal Revenue Code of 1986, as it may be hereafter amended.

“Committee” shall mean the Board of Directors of the Company or the committee appointed by the Board of Directors pursuant to Section 1(a) of the Plan, if one has been appointed.

“Co-Sale Agreement” shall mean the Right of First Refusal and Co-Sale Agreement dated as of November 18, 2015 among the Company and its stockholders, as such agreement may be amended and/or superseded from time to time.

“Option” shall mean the incentive stock option granted under this Agreement.

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination of Employment” shall mean the time when the employee-employer relationship between the Employee and the Company (or, for purposes of Section 3.4, the acquiring or succeeding entity, if applicable) or a Subsidiary is terminated for any reason, including, but not limited to, a termination by resignation, discharge, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to a Termination of Employment, including, but not limited to, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for purposes of Section 422(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.

“Voting Agreement” shall mean the Voting Agreement dated as of November 18, 2015 among the Company and its stockholders, as such agreement may be amended and/or superseded from time to time.

SECTION 2
GRANT OF OPTION

Section 2.1 - Grant of Option

In consideration of the Employee’s employment by the Company and for other good and valuable consideration, on the date hereof the Company grants to the Employee the Option to purchase any part or all of a total of 5,000 shares of Common Stock upon the terms and conditions set forth in this Agreement. The Option shall be subject in all respects to the provisions of this Agreement and of the Plan. The Employee acknowledges that the Employee has received and reviewed a copy of the Plan. The Option is intended to be an incentive stock option under Section 422 of the Code; although the Company makes no representation or guarantee that the Option will qualify as an Incentive Stock Option. To the extent that the aggregate fair market value on the date of the grant of the Common Stock with respect to which this Option is exercisable for the first time by the Employee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, or portion thereof which exceed such limit, shall be treated as a nonqualified stock option.

Section 2.2 - Purchase Price

The purchase price of the shares of Common Stock covered by the Option shall be $0.01 per share.

Section 2.3 - Adjustments in Option

The number of shares subject to issuance upon exercise of the Option and the purchase price thereof are subject to adjustment in accordance with Section 3(b) of the Plan.

SECTION 3
EXERCISABILITY OF OPTION

Section 3.1 - Commencement of Exercisability

(a)               Subject to the provisions of this Article 3, the Option shall vest and become exercisable as follows: (i) [    ] shares shall be vested and exercisable on [    ] and (ii) the remaining [    ] shares shall vest and become exercisable in [   ] consecutive monthly installments of [    ] shares each beginning on [   ] and continuing through [    ], with a final installment of [    ] shares vesting and becoming exercisable on [    ]; provided that a Termination of Employment has not occurred prior to the applicable vesting date.

(b)               No portion of the Option that is not exercisable at the time of a Termination of Employment shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability

Upon vesting, the installments provided for in Section 3.1 shall be cumulative. Each such installment that vests and becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3 or under the applicable provisions of the Plan.

Section 3.3 - Expiration of Option

The Option may not be exercised to any extent after the first to occur of the following events:

(a)               the expiration of ten years from the date the Option was granted;

(b)               the expiration of three months after the date of a Termination of Employment unless such Termination of Employment results from the Employee’s death, disability (within the meaning of Section 22(e)(3) of the Code) or a termination for Cause;

(c)               The expiration of one year from the date of a Termination of Employment by reason of the Employee’s death or disability (within the meaning of Section 22(e)(3) of the Code); or

(d)               the date of a Termination of Employment if such Termination of Employment is for Cause.

Section 3.4 - Acceleration of Exercisability

If a Change of Control shall occur prior to the termination of the Option pursuant to Section 3.3 and the Option is not then vested in full, the entire unvested portion of the Option shall vest in full and become immediately exercisable on the effective date of the Termination of Employment.

SECTION 4
EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

During the lifetime of the Employee, only the Employee may exercise the Option or any portion thereof. After the death of the Employee, any portion of the Option that is exercisable on the date of the Employee’s death may, prior to the time when the Option may no longer be exercised pursuant to the provisions of Section 3.3, be exercised by the Employee’s personal representative or by any person empowered to do so under the Employee’s will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

The Option, or any exercisable portion thereof, may be exercised, in whole or in part, at any time prior to the time when the Option or portion thereof may no longer be exercised pursuant to the provisions of Section 3.3; provided, however, that each partial exercise shall be for whole shares only.

Section 4.3 - Manner of Exercise

The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when the Option or such portion may no longer be exercised pursuant to the provisions of Section 3.3:

(a)               Notice in writing signed by the Employee or the other person then entitled to exercise the Option, stating that the Option or a portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b)               (i)       Full payment (in cash or by check) for the shares with respect to which the Option or portion is exercised; or

(ii)       If the Committee shall so permit, shares of Common Stock owned by the Employee duly endorsed for transfer to the Company with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

(iii)      If the Committee shall so permit, shares of Common Stock issuable in connection with the exercise of the Option with a fair market value on the date of exercise equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

(iv)      If the Committee shall so permit, a combination of the consideration provided in the foregoing Sections 4.3(b)(i), 4.3(b)(ii) and 4.3(b)(iii);

(c)               A bona fide written representation and agreement in a form satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion, stating that the shares of Common Stock are being acquired for the Employee’s own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise the Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of the shares acquired upon the exercise of the Option does not violate the Act and may issue stop-transfer orders covering such shares. Share certificates evidencing the Common Stock issued upon the exercise of the Option shall bear an appropriate legend referring to the provisions of this Section 4.3(c) and Section 5.2 and the agreements herein and therein. The written representation and agreement referred to in the first sentence of this Section 4.3(c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act and such registration is then effective in respect of such shares;

(d)               Written joinders to the Voting Agreement and Co-Sale Agreement, if such agreements shall be in effect, as provided in Section 5.2 hereof; and

(e)               In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person other than the Employee, appropriate proof of the right of such person to exercise the Option.

Section 4.4 - Conditions to Issuance of Shares

The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or treasury shares. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue any shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a)               The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)               The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

(c)               The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(d)               The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - No Rights as a Stockholder

The holder of the Option shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such part of the Option is exercised in accordance with its terms.

SECTION 5
TRANSFER OF OPTIONS AND SHARES

Section 5.1 - Options Not Transferable

Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or the Employee’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition shall be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.1 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.2 - Joinders to Agreements

As a condition to the exercise of the Option or any portion thereof, the Employee or other person entitled to exercise the Option shall enter into written joinders to the Voting Agreement and the Co-Sale Agreement. In the event that the Voting Agreement or the Co-Sale Agreement, each as then in effect, contain any term(s) that conflict with the provisions of this Agreement, the term(s) of the Voting Agreement and/or the Co-Sale Agreement shall prevail insofar as they conflict with this Agreement.

Section 5.3 - Notification of Disposition

The Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of Common Stock acquired upon the exercise of the Option if such disposition or transfer is made (a) within two years from the date of this Agreement or (b) within one year after the transfer of such shares to the Employee pursuant to the exercise of this Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

SECTION 6
MISCELLANEOUS

Section 6.1 - Administration

The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

Section 6.2 - Withholding and Tax Liability

All amounts that, under federal, state or local law, are required to be withheld from the amount payable with respect to any Option shall be withheld by the Company; provided, that whether or not there is any such withholding, the ultimate responsibility for all taxes is and remains the Employee’s responsibility. Whenever the Company proposes or is required to issue or transfer shares of Common Stock, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

Section 6.3 - No Right of Continued Employment

Nothing contained in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without Cause.

Section 6.4 - Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company at its principal place of business in care of its Secretary, and any notice to be given to the Employee shall be addressed to the Employee at the address given beneath the Employee’s signature hereto. By a notice given pursuant to this Section 6.4, either party may hereafter designate a different address for notices to be given to such party. Any notice that is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 6.4. Any notice shall have been deemed duly given when addressed as aforesaid and deposited (with postage prepaid) in the United States mail or sent by overnight courier (with charges prepaid).

Section 6.5 - Survival

Each provision of this Agreement that, by its terms, is intended to survive beyond the exercise of the Option shall continue in effect thereafter until such time as such term shall no longer apply.

Section 6.6 - Amendment

This Agreement may be amended by a written instrument signed by the Company and the Employee.

Section 6.7 - Entire Agreement

This Agreement and the Plan set forth the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties regarding the Option.

Section 6.8 - Successors and Assigns

This Agreement shall inure to the successors and assigns of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by the Employee except to the extent expressly permitted by this Agreement.

Section 6.9 - Governing Law

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles.

Section 6.10 - Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 6.11 - Counterparts; Facsimile or Electronic Transmission

This Agreement may be executed by the parties on separate counterparts, both of which shall be an original and both of which together shall constitute one and the same agreement. A facsimile or electronic transmission of a scanned copy of a signed counterpart signature page hereto shall be deemed to be an originally executed copy for purposes of this Agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

IMMUNOME, INC.

By:

Address of Employee:

Employee’s Tax Identification Number:

[Insert Exercise Date]

Immunome, Inc.

665 Stockton Drive,

Suite 300

Exton, PA 19341

Re: Stock Option Exercise Agreement

Ladies and Gentlemen:

Reference is made to the [Incentive/Nonqualified] Stock Option Agreement (the “Option Agreement”) dated [Insert Date of Agreement], pursuant to which I was granted incentive stock options (the “Options”) for the purchase of up to [Insert Number of Shares] shares of Common Stock of Immunome, Inc. (the “Company”), at an exercise price of $[Insert Exercise Price] per share. Options to purchase [Number of Shares] shares are currently vested and exercisable.

Pursuant to Section 4.3 of the Option Agreement, I hereby notify the Company of my exercise of Options for the purchase of [Number of Shares] shares (the “Shares”) of the Company’s Common Stock. Enclosed is a check in the amount of $[Aggregate Exercise Price] in payment of the exercise price for the Shares at the exercise price of $[Per Share Exercise Price] per Share.

In connection with my exercise of the Options, I hereby represent and warrant to, and agree with, the Company as follows:

1.                  I am aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. I understand that the Company is an early stage company and the purchase of the Shares involves substantial risks, including the risk that the Shares could decline in value and the risk that I could lose my entire investment.

2.                  The Shares are being acquired for my own account, for investment and without any current intention of distributing or reselling the Shares, or any of them, except as may be permitted by the Securities Act of 1933, as amended (the “Securities Act”), and the then applicable rules and regulations thereunder.

3.                  I understand that the Shares have not been registered under the Securities Act by reason of an exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

4.                  I understand that there are substantial restrictions on the sale or other transfer of the Shares. I further acknowledge and understand that the Shares must be held indefinitely unless they are either subsequently registered under the Securities Act or an exemption from such registration is available and that the Company is under no obligation to register the Shares.

5.                  I hereby agree to indemnify the Company against and hold the Company free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the Shares by me is contrary to the representations and warranties set forth above.

6.                  I agree that all of the provisions of the Option Agreement that, by their terms, are intended to survive my exercise of the Options shall continue in effect from and after the date of exercise. I further agree that the Shares shall at all times be subject to the terms and conditions of the Immunome, Inc. Amended and Restated 2008 Equity Incentive Plan (the “Plan”), including, without limitation, the transfer restrictions and repurchase provisions set forth in the Plan.

7.                  I agree to become a party to a stockholders agreement, voting agreement, right of first refusal agreement or similar agreement (if any) that the Company and its stockholders may enter into from time to time.

(Signature page follows.)

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IN WITNESS WHEREOF, and intending to be legally bound, I have executed this Stock Option Exercise Agreement as of the date set forth below.

Date: [Date of Exercise]
[Name of Optionee]

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